EXHIBIT 10.1

                                MASTER AGREEMENT
                                     BETWEEN
                       NATIONAL ENERGY SERVICE CORPORATION
                                       AND
                               PP&L SPECTRUM, INC.

     This Agreement (the "Agreement") entered into as of the 11th day of January, 1999, by and between NATIONAL ENERGY SERVICE CORPORATION ("NESC") having offices at 215 North Decatur Avenue, Margate, New Jersey 08401 and PP&L SPECTRUM, INC. ("SPECTRUM") having offices at Two N. Ninth Street, Allentown, PA 18101.

                           BACKGROUND OF THE AGREEMENT

     Spectrum and National Energy Service Corporation ("NESC") (collectively the "Parties" and each a "Party") have complementary skills and resources and desire to establish a contractual arrangement for the marketing and development of energy related projects and services, including but not limited to energy upgrade and retrofit opportunities, to the long term care/retirement community industry. Therefore, in consideration of the respective agreements and conditions set forth in this Agreement and other good and valuable consideration, including the time, effort and expenses of the Parties, the receipt and sufficiency of which consideration is hereby acknowledged, the Parties intending to be legally bound agree as follows:

1.   Purpose and Scope of Agreement.

     The parties shall cooperate to identify, consider and determine their mutual interest, if any, in developing energy related projects and services for the long term care/retirement community industry. Such projects and services shall be referred to collectively as the "Projects" and individually as a "Project." Such Projects may include, but are not necessarily limited to, the following:

     a. electric lighting upgrading by the installation of a newly retrofitted lighting system;
     b.   energy conversion to natural gas;
     c.   installation of more efficient natural gas and water heating systems;
     d.   upgrading and rehabilitation of other energy systems and equipment;
     e.   assistance in minimization of energy and fuel costs for customers;
     f. energy gatekeeper services and the long term contract for the sale of natural gas and electricity;
     g.   assistance  in  minimizing   energy  and  fuel  costs  through  energy
          conservation, efficiency and demand side management.

     The additional services provided in connection with such Projects may include some or all of the following: turnkey services (design/build contracting), finance and equity services; engineering and design services; technical consulting services; energy performance contracting; electric, natural gas and other services procurement and management services.





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2.   Selected Projects.

     a. Subject to other sections of this Agreement, the Parties from time to time shall recommend in writing to each other one or more Projects based on sales leads generated with potential customers for evaluation under this Agreement ("Sales Lead Report"). Each Sales Lead Report shall identify all Projects that the submitting Party has evaluated in accordance with the Pre-screening Criteria as defined hereafter and the results of each such evaluation. Within ten (10) business days following receipt of a Sales Lead Report, the receiving Party shall notify the other Party in writing of any Project described in the Sales Lead Report that the receiving Party wishes to undertake jointly with the other Party (referred to herein collectively as "Selected Projects" and individually as a "Selected Project"). All Projects described in the Sales Lead Report to which the receiving Party does not timely respond or which the receiving Party does not wish to undertake jointly shall be deemed rejected. If the receiving Party requests additional information regarding the Project from the other Party, the submitting Party shall promptly disclose, to the extent possible, such additional information and the receiving Party shall have five days from the receipt of such additional information to make its determination. The submitting Party may thereafter pursue any such rejected Project without restriction or limitation for its own account or with third parties. The receiving Party, however, may only pursue such a rejected Project:

          (I)  with the written consent of the submitting Party; or
          (II) twelve months following the rejection; or
          (III)if the receiving Party can demonstrate by reasonably acceptable records that such rejected Project had already been known to and identified by the receiving Party at the time a Sales Lead Report was provided by the submitting Party.

          b. Either Party may voluntarily recommend in a Sales Lead Report pursuant to this section a Project outside the scope of this Agreement which the submitting Party wishes to undertake jointly with the receiving Party. If such a Project is so submitted, it shall, unless otherwise agreed by the Parties, be subject to the terms and conditions of this Agreement, to the extent that such terms and conditions are not inconsistent with the nature of the Project, as if it were a Project within the scope of this Agreement, including the restrictions set forth in this section on the pursuit of a rejected Project by the receiving Party.

3.   Areas of Responsibility.

     The primary responsibilities of the Parties with respect to the essential elements of Project development and implementation are allocated as follows:

     a. Sales Lead Generation. NESC shall be responsible for generating sales leads for Projects by establishing initial contacts with potential customers and developing those contacts into Project proposals. However, Spectrum retains the right to make initial contacts and to generate leads from sources other than NESC, provided that any such Project sales leads shall nevertheless be subject to this Agreement.

     b. Pre-screening of Sales Leads. NESC and Spectrum shall develop jointly a pre-screening checklist and evaluation methodology for Project sales leads ("Pre-Screening Criteria"). The Parties will employ the Pre-Screening Criteria to pre-screen Project sales leads. Spectrum shall provide technical assistance to NESC in connection with the Pre-Screening Criteria, in particular with respect to energy conversion and HVAC and water heating systems, as NESC may reasonably require.


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          The  Pre-Screening   Criteria  will  call  for  sufficient   financial
          information regarding the potential customer to allow at least a preliminary evaluation of the potential customer's credit worthiness, such as a review of available financial information, credit history and credit references.

     c. Technical Development. NESC shall provide or arrange for the furnishing of the necessary technical expertise in developing the lighting and related aspects of the proposal for a Project and, to the extent applicable for a particular Project, Spectrum shall provide or arrange for the furnishing of the necessary technical expertise to develop the HVAC, water heating and related aspects of the proposal for a particular Project.

     d. Customer Contract Development. The Parties shall be jointly responsible for the negotiation, development, drafting and execution of each contract to provide services for a particular Project ("Customer Contracts"). Customer Contracts will address the reasonable concerns of both parties. Although NESC shall be primarily responsible for maintaining contact with potential customers and developing those contacts into Customer Contracts, Spectrum shall support the marketing effort up through Customer Contract closing.

     e. Financing. Spectrum shall be responsible, in cooperation with NESC, for providing financing for Projects to NESC at a mutually agreeable rate to be fixed at the initiation of each Project. NESC shall be responsible for providing such funds to the customer. A sample loan agreement between NESC and Spectrum is attached to this Agreement as Exhibit A with the understanding that such Loan Agreements may be modified to take into account the credit risk of each Project (the "Loan Agreement").

     f. Design and Installation Services. NESC will be responsible for the design and installation of the lighting upgrades and related services and will perform such design and installation work itself, either directly or through subcontractors. Spectrum will be responsible for the design and installation of, if applicable to a particular Project, HVAC and water heating, energy conversion, and other energy systems and equipment. Spectrum may, at its option, take direct responsibility for the performance of such work, take responsibility for the performance of such work through subcontracting, or serve only as a consultant to the customer on a fee basis.

     g. Energy Gatekeeper. With respect to each project, Spectrum shall have the option at its sole discretion to designate an "Energy Gatekeeper" for the customer to provide energy, utility and other services to the customer for an initial ten year term, subject to continuing annual renewal if not terminated by the customer. Upon entering into such an agreement with the customer ("Energy Gatekeeper Contract"), such entity as chosen by Spectrum shall be designated as the customers Energy Gatekeeper for such facility. Its responsibilities will include, but not necessarily be limited to, the auditing, transportation and/or supply of natural gas and electric power, as well as other forms of energy such as propane and fuel oil, and generally the auditing of energy services, utilities and other services. NESC shall have no responsibility or obligation either to Spectrum, Spectrum's designee or to the customer arising out of Spectrum or Spectrum's designee actions in serving as the customer's Energy Gatekeeper, except as may be specifically provided for otherwise herein.

4.       Profits and Expenses.

     a. Design and Installation. NESC will be entitled to any profit from the lighting design and installation portion of a Project which it undertakes, while Spectrum will be


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          entitled to any profit from the HVAC and water heating  portion of the
          Project as well as other portions of the Project, and the sale of energy which may be undertaken by Spectrum's designee. In order to insure that the profit to either NESC or Spectrum on these respective portions of a Project are controlled so as not to prejudice the other Party's interest from the Project, each Party's maximum markup after cost will be capped at 35%. Each Party shall keep accurate and
          complete   records  and  books  of  account   showing   all   charges,
          disbursements or expenses made or incurred by it, whether directly or through a subcontractor, in the performance of such work and shall preserve such records and books of account for at least five years after completion of the work on a Project. Such records and books of account shall be available at all reasonable times for inspection,
          audit  and   duplication   by  the  other  Party  or  its   authorized
          representative without additional costs to such other Party. Such records and books shall include all information reasonably necessary to evaluate compliance with the limitation on the Party's maximum markup and shall include at the minimum, correspondence, account books, time records, purchase orders and accounting records.

     b. Principal and Interest Payment. The principal and interest payment to service the financing portion of the Project will be a fixed payment calculated to amortize the amount financed over ten years of equal monthly payments and such payments will be due to Spectrum irrespective of any future variation in the amount of monthly energy savings calculated to be available to the customer. As may be necessary for Spectrum to protect its financing interest in the Project, Spectrum shall have the right to record the Customer Contract and the Loan Agreement or, in lieu thereof, a notice of such contract or other document adequate to secure Spectrum's interest in the financing.

     c. Residual Savings. In addition to the compensation which Spectrum may derive from financing a Project and the compensation which either party may derive from the design and installation of the energy retrofits, both Parties will share in the potential energy savings from the Project. The "Monthly Savings" to the customer will be based upon the customer's operations, the customer's equipment within the scope of the retrofit, and the prevailing tariff of the local utility, all as of the time of the closing of the customer contract. NESC will provide to Spectrum assistance in computing monthly amounts due and the calculation of the Residual Savings. Deductions from the Monthly Savings will be made in the following order of priority:

          i. The principal and interest payment due to Spectrum calculated on the ten year amortization;
          ii. The payment to Spectrum for the difference between the ten year amortization calculated as to the customer and the five year amortization payment due to Spectrum; and
          iii. The portion of the Monthly Savings agreed upon by NESC and Spectrum and incorporated in the applicable Customer Contract to be allocated to the customer as its "Monthly Maintenance Discount".

          The amount allocated to the customer as its Monthly Maintenance Discount will be released or credited to the customer by Spectrum in conformance with applicable Medicaid or other regulations. The amount remaining will be the "Residual Savings" and will be divided equally between NESC and Spectrum. Such division of the Residual Savings shall continue to be made in accordance with this subparagraph 4c so long as such Residual Savings are produced by a Project, irrespective of a termination of the Agreement between NESC and Spectrum. The Monthly Maintenance Discount will be held by Spectrum in a federally insured account pending release or crediting to the Customer of such Monthly Maintenance Discounts. Any accumulated interest will, from time to time as determined by Spectrum, but at least yearly, be divided equally between NESC and Spectrum. Any Monthly Maintenance


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          Discount allocated to a Customer,  but unused at the conclusion of the
          Customer Contract will also be divided equally between NESC and Spectrum.

     d. Energy Gatekeeper Services. If Spectrum designates a party to serve as Energy Gatekeeper for a Project, Spectrum and its designee will be entitled to all profits from the sale of natural gas, electric power or other utilities, energy supplies or similar services provided by such designee as Energy Gatekeeper.

     e. Design, Engineering and Installation Work. Each Party shall bear the cost and expenses associated with the performance of its technical consultant, design, engineering, installation, and related work for any Project.

     f. Delinquency Account. Prior to disbursement by Spectrum to NESC of payment for the lighting design and installation portion of the first ten Projects for which payment becomes due to NESC or its subcontractor, an amount equaling one month's principal and interest payment which is or would be due to Spectrum on each of the ten Projects, based upon the five year amortization calculation, shall be deducted from the NESC payment and instead deposited into a federally insured interest bearing account established for the retention of such amount (the "Delinquency Account"). In the event that any Customer fails or delays in making a required monthly payment from which Spectrum's principal and interest payment would normally be made ("Delinquency"), Spectrum may with notice to NESC reimburse itself for such a Delinquency from the Delinquency Account. If the Customer subsequently cures the Delinquency, the appropriate portion of such Customer payment shall be used to restore the Delinquency Account. Unless exhausted or unless the parties agree to an earlier release, the Delinquency Account shall be maintained until there is no longer any outstanding obligations of principal and interest due to Spectrum, at which time any remaining balance with accumulated interest will be release to NESC.

5.   Term.

     This Agreement shall become effective as of the date first written above and shall remain in full force and effect until either its automatic termination upon the tenth anniversary of such effective date or until the date thirty days after Spectrum has provided notice to NESC of Spectrum's election to have the Agreement terminate upon the expiration of such thirty day notice (the date of either such termination being the "Termination Date"). However, if, as of the Termination Date, a Customer Contract has not been executed for an outstanding selected Project, then this Agreement shall remain in full force and effect as to such selected Project until the earlier of the execution of a Customer Contract or the Parties elect not to pursue such selected Project. With respect to any Customer Contract which is in effect as of the Termination Date, this Agreement shall remain in full force and effect as to such Project and shall govern the respective rights and responsibilities of the Parties as to such Project. Upon the Termination Date, except as to a selected Project which remains outstanding as set forth in this section, the rights and responsibilities of the Parties as to exclusivity under this Agreement shall no longer exist. However, if Spectrum elects to terminate this Agreement for other than a default by NESC or other good cause, then Spectrum agrees not to compete with NESC directly or indirectly, to an affiliate or subsidiary, with respect to Projects within the scope of this Agreement until the earlier of the following:

          a. two years from the date Spectrum's notice of termination for other than a default by NESC or other good cause;
          b.  the  date  upon  which  this   Agreement   would   otherwise  have
     automatically terminated.



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6.   Exclusivity.

     The Parties shall both be obligated to identify all Projects within the scope of this Agreement (i.e. energy upgrade and retrofit opportunities in the long term care/retirement community environment (the "Field") for consideration to be undertaken jointly as provided for in this Agreement. Except as may be otherwise mutually agreed upon in writing by the Parties, the Parties shall negotiate exclusively between themselves with respect to Projects during the term of this Agreement and no Party shall participate in the evaluation or development of a Project without the other Party. Each of the Parties may freely and independently develop energy related Projects and services outside the field, including the sale of natural gas or electric power to long term care/retirement facilities if not associated with lighting retrofits, without any obligation to the other, but may propose such a project to the other Party for consideration to be undertaken jointly pursuant to the provisions of this Agreement or as may otherwise be agreed between the Parties.

7.   Insurance.

a. Required Insurance Coverage. Each Party represents that it now carries and will carry and maintain during the term of this Agreement, both with respect to itself and any entity performing the services for it under this Agreement, insurance covering Worker's Compensation/Employer's Liability in minimum amounts of $500,000, Commercial General Liability (including specific coverage for contractual liability and completed operations) in the amount of $2,000,000 aggregate and $1,000,000 per occurrence and Business Automobile Liability in the amount 6T$1,000,000. The required coverage may be provided in a combination of primary and umbrella or excess liability insurance policies. Each Party shall be named as an insured as to the other Party's Commercial General Liability and Automobile Liability coverages, which coverages shall be deemed to be primary insurance and shall state that the same is primary insurance and any other insurance carried by a self-insurance program maintained by the other Party shall be considered as excess insurance on behalf of the other Party only and such policies shall be endorsed whereby the insurers waive any and all rights of subrogation against the other Party.

b.   Insurance  Certificates.  Prior to the  commencement of any work under this
     Agreement or earlier if requested by the other Party, each Party shall furnish Certificates of Insurance and endorsements satisfactory to the other Party (or if the other Party so directs, copies of the actual insurance policies) from each insurance carrier showing that the required insurance is in force, the amount of the carrier's coverage, and further providing that the insurance will not be cancelled or changed until the expiration of at least thirty days after written notice of such cancellation or change has been provided to the other Party. All copies of policies and Certificates of Insurance and endorsements shall be in form and content reasonably acceptable to the other Party. Each certificate of insurance shall include, as a minimum, the following:

     i.   name of insurance company, policy and expiration date;
     ii. the coverages required, whether claims made or occurrence, and the limits on each, including the amount of deductibles over self-insured retentions;
     iii. a statement that the other Party "shall receive thirty days prior notice of cancellation or modification" of any of the policies which may affect the other Party's interest; or
     iv. a statement for the Commercial General Liability and Automobile Liability coverages that the other Party has been named as an insured on all policies;
     v. a statement that the insurer "waives any and all rights of subrogation" against the other Party; and



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     vi.  a  statement  for the  Commercial  General  Liability  and  Automobile
          Liability coverages that such coverage is primary insurance and any other insurance carried by or self-insurance program maintained" by the other Party "shall be considered as excess insurance" on behalf of such other Party only.

c. Claims Made Coverage. With respect to any insurance coverage allowed to be written on a claims made basis, the Party must provide the other Party with satisfactory evidence that such coverage will remain in effect for at least two years after completion of site work for a particular Project.

8.   Subcontractors.

     Except as specifically permitted hereunder, neither Party shall employ or use any subcontractor without the prior knowledge of the other Party and although any subcontractor shall be bound by any applicable terms of this Agreement, this shall not create privity of contract between the other Party and any such subcontractor. Except as specifically permitted hereunder, if either Party proposes to subcontract any portion of its services hereunder, it shall submit the name of such proposed subcontractor, with the proposed scope of the services to be undertaken by such subcontractor and such information about the subcontractor as the other Party may reasonably request. If the other Party provides reasonable objections to the use of such subcontractor, the Party shall not be permitted to use such subcontractor.

9.   Forum.

     This Agreement and any claim, dispute or other matter in question between the Parties, governed by the laws of the Commonwealth of Pennsylvania without reference to its choice of law rules. Any such dispute shall be decided in any Pennsylvania court having appropriate jurisdiction.

10.  Permits and Approvals.

     Each Party shall be responsible for obtaining at its expense from the appropriate governmental authorities or other entities having jurisdiction, all required permits and approvals necessary for the performance of such Party's work or services.

11.  Meetings.

     The Parties intend to meet at least monthly at a mutually agreed upon time and location to discuss the generation of sales leads, the development of Project proposals, the evaluation of proposed Projects, the execution of Customer Contracts, the implementation of Customer Contracts, and other issues between the Parties. Each Party shall designate a primary representative with the appropriate authority to represent it at such meetings, as well as any other personnel it deems appropriate.

12.  Notices.

     Unless otherwise specified, any notice, request, demand, statement or other communication provided for in this Agreement or any notice which a Party may desire to give to the other, shall be effective upon receipt and shall be in writing and personally delivered or mailed, first class mail, postage prepaid, or sent by telefax (followed with a confirmation by mail unless the receiving Party acknowledges the receipt by a return fax) at the following address or such other address as may be later designated by the Party:




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     a.   Notices to National Energy Service Corporation:

                           National Energy Service Corporation
                           215 North Decatur Avenue
                           Margate, New Jersey 08402
                           Attention: John A. Grillo
                           Telephone: 1-800-758-9288
                           Telefax: (609) 822-4274

     b.   Notices to PP&L Spectrum, Inc.:

                           PP&L Spectrum, Inc.
                           2 N. Ninth Street
                           Allentown, PA  18101
                           Attention:  Dan Persa
                           Telephone: (610) 774-5000
                           Telefax: (610) 774-4198

13.  Indemnification.

     Each Party hereby agrees to indemnify and hold harmless the other Party from and against any and all claims, demands, and actions, and any liabilities, damages or expenses resulting therefrom, including court costs and reasonable attorneys fees arising out of or relating to the work and services performed by the indemnifying Party. Nothing in this section is intended to relieve either Party from any funding, payment or reimbursement obligation set forth in this Agreement. The obligations of this section shall survive the termination of this Agreement.

14.  Precedence of Documents.

     This Agreement and each Loan Agreement and Customer Contract are intended to be complementary and consistent, unless otherwise specifically noted. However, in the event of any ambiguity, inconsistency or conflict between this Agreement, any Customer Contract, and any Loan Agreement the provisions of the Customer Contract shall have precedence as to that particular Project and shall govern the Parties' performance of that Project, but shall have no effect on any other Project. No changes or modifications shall be made to the terms and conditions of this Agreement itself unless reduced to a writing which clearly states that it is an amendment or change to this Agreement and is properly executed by the Parties.



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15.  Relationship of Parties.

     This Agreement grants neither Party the right to bind the other Party to any commitment, representation, instrument or agreement with respect to any person or entity, including any customer or potential customer. The Parties do not intend, nor shall this Agreement be deemed to create any partnership, agency, joint venture, or trust, or to authorize or cause any Party to be an agent, servant or employee to the other Party. As between the Parties, each Party (and its directors, officers, employees, agents and servants) shall be an independent contractor of the other subject only to the contractual rights and responsibilities established between them by this Agreement and any Customer Contracts. Neither Party shall take any action that would result in the characterization of the other Party or its directors, officers, employees, agents or servants as other than such an independent contractor.

16.  Governing Law.

     This Agreement shall be governed by the laws of the State of Pennsylvania, without giving effect to rules regarding conflicts of laws. The obligations of each Party are subject to all valid laws, rules, regulations and orders of governmental and regulatory authorities having jurisdiction thereof.

17.  Assignment.

     The rights and responsibilities of either Party under this Agreement may not be transferred, subcontracted or assigned, in whole or in part, except as specifically provided in this Agreement or with the prior written consent of the other Party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Spectrum shall have the right, upon notice to but without the consent of NESC, to assign this Agreement to any of its subsidiaries or affiliates.

18.  Authorship.

     In the event that any dispute rises regarding this Agreement or as interpretation, each of the Parties specifically agrees that it shall be considered as a joint author of this Agreement and no provision shall be interpreted against a Party on the basis of authorship.

19.  Headings.

     The Headings contained in this Agreement are merely for convenience of reference only and shall not affect the meaning or interpretation of any provision.

20.  Counterparts.

     This Agreement may be executed in multiple counterparts, each of which shall have the same effect, and be deemed as an original executed document.

21.  Confidentiality.

     In order to effectively carry-out this Agreement, it may be necessary for either of the Parties to furnish the other Party with potentially sensitive information concerning itself or a parent or affiliate (such information and materials, the information contained therein, and any and all information developed therefrom by or for the other Party or any of its representatives, whether written or verbal are collectively referred to as the "Confidential Materials"). The Parties acknowledge that the Confidential Materials are confidential and proprietary in nature and as a condition of being furnished with such information and materials, agree to preserve their confidentiality as follows:

     a. The Confidential Materials will be used solely to carryout this Agreement and will not


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



          be used in any way for private or commercial purposes outside this Agreement or otherwise in a manner detrimental to the other Party.

     b. The Confidential Materials will not be directly or indirectly disclosed to, or discussed with, anyone other than those directors, officers, employees or agents (including legal counsel), collectively referred to as "Representatives", whose knowledge is necessary to enable the receiving Party to perform the Agreement. The receiving Party will first obtain the specific approval of the disclosing Party before releasing any Confidential Materials to anyone other than such a Representative.

     c. Prior to disclosing any Confidential Materials to any Representative, the receiving Party will first obtain the Representative's agreement to maintain and preserve the confidentially and to comply with the terms of this Confidentiality Agreement and, in the event of a breach of Agreement by any of its Representatives, the receiving Party agrees to be bound thereby and responsible therefor.

     d. Prior to any disclosure required by this law, or permitted pursuant to sub- paragraph b., the receiving Party shall notify the disclosing Party of the proposed disclosure in sufficient time to permit it to obtain a protective order or other satisfactory assurance of confidential treatment.

     e. Immediately upon the request of the disclosing Party, the receiving Party shall immediately return to the disclosing Party all Confidential Materials. In addition, the receiving Party shall destroy all notes, reports and other materials prepared by or for the receiving Party or any of its Representatives obtained pursuant to Agreement, whether in the receiving Party's possession or in the possession of any of its Representatives.

     f. The receiving Party acknowledges and agrees that the disclosing Party, as well as any parent and affiliates, may be harmed irreparably by violation of this Agreement and that the use of the Confidential Materials for business purposes by anyone other than the disclosing Party, could allow the receiving Party or anyone it has provided with the Confidential Materials to compete unfairly.

     g. The term "Confidential Materials" shall not include any information which is generally available to the public or which becomes available to the receiving Party on a non-confidential basis from a source other than the disclosing Party or its Representatives.

22.  Publicity.

     Except as otherwise provided in this section, the content of any press release, public announcement, advertising or other publicity regarding this Agreement, the work and services being performed pursuant to this Agreement and the contractual relationship between the Parties shall require written approval of the other Party, which approval shall not be unreasonably withheld. However, this section shall not prevent a Party from issuing any such press releases, public announcements, advertising or publicity if the name or other identification of the other Party is withheld. In addition, this section shall not prevent a Party from issuing any releases or announcements to the extent required by law.

23.  Termination for Default.

     Either Party may terminate the Agreement by providing the other Party with a written notice of termination for default if:

     a. the other Party becomes insolvent or makes a general assignment for the benefit of creditors; or

     b. a petition under the United States Bankruptcy Code is filed by or against the other Party; or


     c. material and adverse developments affecting such other Party's business come to the attention of the non-defaulting Party, including any condition which would be violation of any law or governmental regulation or which could result in the non-defaulting Party itself being in violation of any law or governmental regulation, and it seeks but fails to receive from the other Party reasonable assurances as to its ability and intention to perform and complete its obligations under the Agreement; or

     d. the other Party becomes involved in legal proceedings that in the reasonable judgment of the non-defaulting Party would interfere or would in the future interfere with the performance of this Agreement; or


     e. the other Party fails to perform a substantial obligation under this Agreement, repeatedly fails to diligently perform its obligations under this Agreement, or otherwise substantively breaches this Agreement. Any failure by the non-defaulting Party to insist upon strict observance or performance by either Party of the provisions of this Agreement shall not be deemed a waiver or a "course of dealing."

24.  Invalid Provisions.

     If any provision of this Agreement is held to be illegal or invalid, the validity of such provision shall not affect any of the remaining provisions and this Agreement shall be construed and enforced as if such illegal or invalid provision had not been contained herein and the Agreement shall be then interpreted as reasonably required to fulfill the mutual intent and purpose of the Agreement.


     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives, as of the date and year first above written.

                       NATIONAL ENERGY SERVICE CORPORATION


                                  By: /s/ John A. Grillo, President
                                  ------------------------------------------
                                  Name:  JOHN A. GRILLO
                                  Title:     President


                               PP&L SPECTRUM, INC.


                                  By: /s/ Daniel J. Persa
                                  ------------------------------------------
                                  Name:  Daniel J. Persa
                                  Title: Vice-President


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